                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 8, 2003
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                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                  0-25716                        13-3492802
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    (State or other            (Commission                    (IRS Employer
   jurisdiction of             File Number)                 Identification No.)
   incorporation)


   529 Fifth Avenue, New York, New York                            10017
   ------------------------------------                            -----
 (Address of principal executive offices)                        (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)         Not applicable.

(c)               Exhibits.

                  The following exhibit is furnished with this Form 8-K:

                  99.1     Finlay Enterprises, Inc. press release dated
                           May 8, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K.

         On May 8, 2003, Finlay Enterprises, Inc. (the "Registrant") issued a press release announcing the Registrant's sales for the quarter ended May 3, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FINLAY ENTERPRISES, INC.
                                      (Registrant)

Dated:  May 13, 2003                  By:  /s/ Bruce E. Zurlnick
                                           -----------------------
                                           Bruce E. Zurlnick
                                           Senior Vice President, Treasurer
                                           and Chief Financial Officer